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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2006
ECHOSTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 723-1000
ECHOSTAR DBS CORPORATION
(Exact name of registrant as specified in charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 723-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS
On February 17, 2006, EchoStar Communications Corporation confirmed in its Press Release “EchoStar Completes Early Redemption of 9 1/8% Senior Notes” that effective February 17, 2006, its subsidiary, EchoStar DBS Corporation, completed the previously announced optional redemption of all of its outstanding 9 1/8% Senior Notes due 2009.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:
99.1	Press Release “EchoStar Completes Early Redemption of 9 1/8% Senior Notes” dated February 17, 2006.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION

Dated: February 17, 2006	By: /s/ David J. Rayner David J. Rayner
Executive Vice President and Chief Financial Officer
INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release “EchoStar Completes Early Redemption of 9 1/8 Percent Senior Notes” dated February 17, 2006.

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